WESSELS, ARNOLD & HENDERSON

               Combined Financial Statements

               December 31, 1997


WESSELS, ARNOLD & HENDERSON



TABLE OF CONTENTS

                                                               Page(s)

Independent Auditors' Report

Combined Financial Statements:

  Combined Balance Sheet

  Combined Statement of Income

  Combined Statement of Changes in Members' Equity

  Combined Statement of Cash Flows

Notes to Combined Financial Statements










                     INDEPENDENT AUDITORS' REPORT




The Executive Committee
Wessels, Arnold & Henderson Group, L.L.C. and
  Wessels, Arnold & Henderson, L.L.C.:


We have audited the accompanying combined balance sheet of Wessels, Arnold & Henderson Group, L.L.C. and Wessels, Arnold & Henderson, L.L.C. (collectively referred to as "Wessels, Arnold & Henderson") as of December 31, 1997, and the related combined statements of income, changes in members' equity, and cash flows for the year then ended. These combined financial statements are the responsibility of management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements present fairly, in all material respects, the combined financial position of Wessels, Arnold & Henderson Group, L.L.C. and Wessels, Arnold & Henderson,
L.L.C. as of December 31, 1997, and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.




Minneapolis, Minnesota                           KPMG Peat Marwick LLP

March 27, 1998



WESSELS, ARNOLD & HENDERSON

Combined Balance Sheet

December 31, 1997

Assets
Cash and cash equivalents                               $ 17,172,914
Receivable from clearing broker                            4,614,642
Receivables from brokers and dealers                       4,691,328
Securities inventory, at market value                      6,512,549
Equipment and leasehold improvements at cost
 less accumulated depreciation of $1,695,518               2,333,505
Other investments available for sale, at market value      2,302,756
Non-marketable investments                                 2,598,331
Other accounts receivable                                  3,748,663
Other assets                                                 597,051
                                                        ------------
Total assets                                            $ 44,571,739
                                                        ============
Liabilities

Payables to brokers and dealers                         $  1,108,854
Trading securities sold, but not yet purchased             4,733,058
Accrued compensation and benefits                          1,898,672
Other accrued expenses and accounts payable                2,639,460
                                                        ------------
Total liabilities                                         10,380,044
                                                        ------------
Members' Equity

Members' equity                                           34,191,695
                                                        ------------
Total liabilities and members' equity                   $ 44,571,739
                                                        ============

See accompanying notes to combined financial statements.


WESSELS, ARNOLD & HENDERSON

Combined Statement of Income

For the year ended December 31, 1997

Revenues:
 Commissions                                            $  8,298,057
 Principal transactions                                   28,673,240
 Investment banking and underwriting                      19,791,633
 Interest and dividends                                    1,062,517
 Advisory                                                 15,295,202
 Gain on in-kind distributions received
  from investee partnership                                5,000,311
                                                        ------------
Total revenues                                            78,120,960

Interest expense                                              12,526
                                                        ------------
Net revenues                                              78,108,434
                                                        ------------
Expenses:
 Compensation and benefits                                40,172,135
 Communications, occupancy, and equipment rental           7,319,627
 Travel and promotion                                      5,612,473
 Floor brokerage and clearing fees                         3,106,305
 Depreciation and amortization                               922,796
 Other                                                     1,673,943
                                                        ------------
Total expenses excluding interest                         58,807,279
                                                        ------------
Net income                                              $ 19,301,155
                                                        ============

See accompanying notes to combined financial statements.


WESSELS, ARNOLD & HENDERSON

Combined Statement of Changes in Members' Equity

For the year ended December 31, 1997

Members' equity, beginning of year                      $ 30,381,953

Member draws, including
 noncash distributions of $5,279,039                     (23,357,603)

Member contributions, including
 noncash contributions of $1,329,179                       7,697,416

Net income                                                19,301,155

Unrealized gain on other investments available for sale      168,774
                                                        ------------
Members' equity, end of year                            $ 34,191,695
                                                        ============

See accompanying notes to combined financial statements.


WESSELS, ARNOLD & HENDERSON

Combined Statement of Cash Flows

For the year ended December 31, 1997

Cash flows from operating activities:
  Net income                                                     $  19,301,155
  Depreciation and amortization                                        922,796
  Gain on in-kind distributions received from investee partnership  (5,000,311)
  Receivable from clearing broker                                   (3,515,074)
  Receivables from and payables to brokers and dealers               1,657,509
  Trading securities owned and trading securities sold,
   but not yet purchased, net                                       10,892,452
  Other accounts receivable                                         (2,110,145)
  Accrued compensation and benefits                                 (2,208,525)
  Other accrued expenses and accounts payable                          625,282
  Other assets                                                        (268,693)
                                                                 -------------
Net cash provided by operating activities                           20,296,446
                                                                 -------------
Cash flows from investing activities:
  Payments for other investments available for sale                 (3,516,817)
  Proceeds from sales of other investments available for sale        1,382,835
  Payments for equipment and leasehold improvements                 (1,172,269)
                                                                 -------------
Net cash used by investing activities                               (3,306,251)
                                                                 -------------
Cash flows from financing activities:
  Distributions to members                                         (18,078,564)
  Contributions from members                                         6,368,237
                                                                 -------------
Net cash used by financing activities                              (11,710,327)
                                                                 -------------
Increase in cash and cash equivalents                                5,279,868
Cash and cash equivalents, beginning of year                        11,893,046
                                                                 -------------
Cash and cash equivalents, end of year                           $  17,172,914
                                                                 =============
Supplemental disclosure of noncash items:
  Wessels, Arnold & Henderson received in-kind distributions of securities totaling $5,279,039 during 1997. At the time the distributions were received, these securities were distributed to the appropriate members.

  Wessels, Arnold & Henderson received contributions of non-marketable securities totaling $1,088,960 from certain members during 1997.
    Included in receivables is $240,219 for a contribution of capital at December 31, 1997.


See accompanying notes to combined financial statements.


WESSELS, ARNOLD & HENDERSON

Notes to Combined Financial Statements

December 31, 1997


(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The accompanying combined financial statements have been prepared for the purpose of complying with Rule 3.05 of Regulation S-X of the Securities and Exchange Commission. The combined financial statements include the accounts of Wessels, Arnold & Henderson Group, L.L.C. (Group), a financial services holding company; and Wessels, Arnold & Henderson, L.L.C. (WAH), a registered broker-dealer which underwrites corporate equity securities and advises on mergers and acquisition transactions. WAH markets and trades equity securities on a fully disclosed basis through an unaffiliated clearing broker. Group owns approximately one percent of WAH. The accounts of Group include the results of its 51 percent owned subsidiary, Wessels Asset Management, L.L.C.
    (WAM), a registered investment advisor. Group and WAH are collectively referred to as the "Company" hereafter.

    All intercompany balances and transactions have been eliminated in the combined financial statements.

    The following is a summary of significant accounting policies followed by the Company:

    (A)       CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include cash on deposit with banks and short-term investments with an original maturity of less than 90 days, carried at cost, which approximates market.

    (B)       SECURITIES TRANSACTIONS

    WAH's securities owned and securities sold, but not yet purchased, which consist primarily over-the-counter (OTC) equity securities, are stated at market value in accordance with generally accepted accounting principles for broker-dealers. Market value is determined using public market quotations, quoted prices from dealers or recent market transactions depending upon the underlying security. WAH's unrealized gains and losses are included in principal transactions revenues. WAH accounts for securities transactions on a trade date basis.

    (C)        OTHER INVESTMENTS AVAILABLE FOR SALE AND NON-MARKETABLE
    SECURITIES

    Group has investments in private and OTC equity securities and two partnerships. The OTC equity securities are included in other investments and are considered available-for-sale. The sum of all unrealized gains and losses are reported as a separate component of members' equity in the combined balance sheet. All interest and dividend income and realized gains and losses are included in revenues in the current period in the combined statement of income. The partnerships are accounted for under the equity method of accounting.

    One of the partnerships, Monterey Bay Partners, L.P. (MBP), is included in other investments. Group owns 28.2 percent of MBP. MBP invests primarily in OTC equity securities and is managed by WAM. All undistributed equity in earnings of MBP are reported as a separate component of members' equity in the combined balance sheet. Group received no distributions from MBP during 1997.

    The other partnership, WA&H Investment, L.L.C. (Investment), is owned 29.1 percent by Group and is included in non-marketable securities. Investment is also owned by certain members of Group and outside investors and invests in private placements and other non-marketable securities. Investment records its securities at the lower of cost or market until distribution to its members.


    (D)       OTHER ACCOUNTS RECEIVABLE

    WAH records advisory revenues upon completion of the transaction. At December 31, 1997, $3,050,000 of such revenues had been accrued in other receivables.

    (E)       EQUIPMENT AND LEASEHOLD IMPROVEMENTS

    Furniture and equipment is depreciated using straight-line and accelerated methods over estimated useful lives of three to five years.

    (F)       MEMBERS' BONUSES

    Members'   bonuses  are  included  in  compensation  and  benefits
    expense.

    (G)       INCOME TAXES

    Income taxes on members' income are an obligation of each individual member. Accordingly, no provision for income taxes is included in the accompanying combined financial statements.

    (H)       USE OF ESTIMATES

    Management of the Company has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues and expenses to prepare these combined financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.


(2) OTHER INVESTMENTS AVAILABLE FOR SALE

    Other   investments  available  for  sale  at  December   31   are
    summarized as follows:

                                      Gross       Gross
                                   unrealized   unrealized     Approximate
                         Cost         gains       losses      market value
    ----------------------------------------------------------------------
    1997              $2,133,982    $247,064    $(78,290)      $2,302,756
    ======================================================================

    Gross realized gains and losses were $174,476 and $146,100 in 1997, respectively.


(3) LINES OF CREDIT

    WAH has lines of credit available to a maximum of $15 million, assuming sufficient collateral, under agreements with banks to finance securities inventory and/or underwritings. There were no outstanding balances on these lines at December 31, 1997.


(4) NET CAPITAL REQUIREMENTS

    WAH  is  subject  to the Securities and Exchange Commission's  net capital rule which requires the Company to maintain minimum net capital, as defined, equal to the greater of 6-2/3% of aggregate indebtedness, $100,000, or market making criteria. At December 31, 1997, the ratio of aggregate indebtedness to net capital was .28 to 1 and WAH had net capital in excess of the minimum requirement of $15,510,844.

    WAH is exempt from the provisions of SEC Rule 15c3-3 under subsection (k) as it does not carry customer balances on its balance sheet. Under this exemption, the Computation for Determination of Reserve Requirements and Information Relating to the Possession or Control Requirements are not required.


(5) RETIREMENT PLAN

    The Company has an employee savings plan (the Plan) covering substantially all members and employees. Company profit sharing contributions to the Plan are discretionary and were approximately $1,133,100 for the year ended December 31, 1997.


(6) COMMITMENTS AND CONTINGENCIES

    The Company has noncancelable leases for office space which expire at various periods until 2006. The Company is also obligated for additional rents for its office premises based upon increases in operating expenses. The leases provide for minimum annual rentals of the following:

     Year ending December 31                                   Amount

     1998                                                    $1,114,807
     1999                                                       984,852
     2000                                                       984,852
     2001                                                       984,852
     2002                                                       984,852
     Thereafter                                               3,939,408
                                                             ----------
                                                             $8,993,623
                                                             ==========

    Rental expense of $1,411,691 was charged to operations for the year ended December 31, 1997.

    WAH  may  sell securities not yet purchased in the course  of  its market-making activities. The sale of such securities exposes  WAH
    to   off-balance-sheet  market  risk  in  the  event  WAH  may  be obligated to purchase the securities at higher market prices.

    The   Company  is  a  defendant  in  various  actions,  suits  and proceedings  before a court or arbitrator. While  the  outcome  of any  litigation  is  uncertain, management,  based  in  part  upon consultation  with  legal counsel as to  certain  of  the  actions pending against the Company, believes that the resolution  of  all such  matters  will  not  have a material adverse  effect  on  the
    Company's  financial  condition or results of  operations  of  the
    Company   as  set  forth  in  the  combined  financial  statements
    included herein.


(7) SUBSEQUENT EVENTS

    On February 9, 1998, the Company announced that it had entered into an agreement to be acquired by Dain Rauscher Incorporated, a securities broker-dealer and investment banking firm based in Minneapolis, Minnesota. The transaction was completed on March
    31, 1998.



